Old Mutual Funds II
Supplement Dated May 20, 2011

This Supplement updates certain information contained in the currently effective Class A, Class C, Class Z and Institutional Class shares Prospectus of Old Mutual Funds II dated July 27, 2010, as supplemented (the “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

Old Mutual Strategic Small Company Fund

Effective following the close of business on May 20, 2011, all references in the Prospectus to the Old Mutual Strategic Small Company Fund are hereby removed.

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Distributed by Old Mutual Investment Partners
R-11-010   05/2011